EQ ADVISORS TRUSTSM

EQ/International Equity Index Portfolio

SUPPLEMENT DATED FEBRUARY 17, 2026, TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2025

This Supplement updates certain information about EQ/International Equity Index Portfolio contained in the Summary Prospectus and Prospectus dated May 1, 2025, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) and retain it for future reference. You can view, print, and download these documents, free of charge, at the Trust’s website at https://equitable-funds.com.

Important Notice Regarding Changes to the Investment Policy and Principal Investment Strategy

of EQ/International Equity Index Portfolio

The purpose of this Supplement is to provide you with information regarding changes to the EQ/International Equity Index Portfolio (the “Portfolio”).

The Board of Trustees of the Trust has approved changes to the Portfolio’s investment objective and principal investment strategy, including a change to the Portfolio’s non-fundamental 80% investment policy, effective May 1, 2026.

Current Investment Objective:	New Investment Objective effective May 1, 2026:

Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ Euro-STOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.	Seeks to achieve a total return (before expenses) that approximates the total return performance of the MSCI EAFE Index.

Current 80% Investment Policy:	New 80% Investment Policy effective May 1, 2026:

Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies represented in the FTSE 100 Index (“FTSE 100”), TOPIX Index (“TOPIX”), DJ EuroSTOXX 50 Index (“EuroSTOXX 50”), and S&P/ASX 200 Index (“S&P/ASX 200”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies represented in the MSCI EAFE Index.

In connection with these changes, the Portfolio will experience a transition period during which certain securities held in the Portfolio will be sold and the Portfolio’s securities holdings will be repositioned. The Portfolio may not pursue its investment objective and principal investment strategy during the transition period and may incur increased brokerage commissions and other transaction costs in connection with the repositioning of its securities holdings. The transition may be completed in several weeks, depending on market conditions, the particular circumstances of the transition, and other factors.

Effective May 1, 2026, the following changes are being made to the Summary Prospectus and Prospectus:

The section of the Summary Prospectus and Prospectus entitled “INVESTMENT OBJECTIVE” is deleted in its entirety and replaced with the following:

Investment Objective: Seeks to achieve a total return (before expenses) that approximates the total return performance of the MSCI EAFE Index.

The section of the Summary Prospectus and Prospectus entitled “INVESTMENTS, RISKS AND PERFORMANCE — Principal Investment Strategy” is deleted in its entirety and replaced with the following:

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies represented in the MSCI EAFE Index. The MSCI EAFE Index is an equity index which includes large and mid cap companies across 21 developed markets around the world, excluding the U.S. and Canada.

The Portfolio uses a strategy that is commonly referred to as an indexing strategy. The Portfolio is constructed and maintained by utilizing a replication construction technique. That is, the Portfolio seeks to hold all securities in the MSCI EAFE Index in the exact weight each represents in the Index, although in certain instances a sampling approach may be utilized. The Portfolio may not track the performance of the MSCI EAFE Index perfectly due to expenses and transaction costs, the size and frequency of cash flows into and out of the Portfolio, and differences between how and when the Portfolio and the Index are valued.

The section of the Summary Prospectus and Prospectus entitled “INVESTMENTS, RISKS AND PERFORMANCE — Principal Risks” is amended by adding the following paragraph:

Mid-Cap Company Risk — Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.

The section of the Summary Prospectus and Prospectus entitled “INVESTMENTS, RISKS AND PERFORMANCE — Risk/Return Bar Chart and Table” is amended by adding the following paragraph:

Performance for periods prior to May 1, 2026, is that of the Portfolio when it tracked a different international index. Prior to May 1, 2026, the Portfolio tracked the International Proxy Index, a composite index that was a hypothetical combination of unmanaged indexes composed of the DJ EuroSTOXX 50 Index, FTSE 100 Index, TOPIX Index, and S&P/ASX 200 Index at weightings of 40%, 25%, 25%, and 10%, respectively. If the Portfolio had historically been managed using its current investment objective, policies and strategies, the performance of the Portfolio would have been different.